UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 8, 2022

Carvana Receivables Depositor LLC

(Exact Name of Depositor as Specified in its Charter)

Commission File Number: 333-263473

Central Index Key Number: 0001770373

Carvana Auto Receivables Trust 2022-P3

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number: 333-263473-03

Central Index Key Number: 0001903756

Carvana, LLC

(Exact Name of Sponsor as Specified in its Charter)

Central Index Key Number: 0001576462

Delaware

(State or Other Jurisdiction of Incorporation of Registrant)

83-3243432

(Registrant’s I.R.S. Employer Identification No.)

Carvana Receivables Depositor LLC 1930 W. Rio Salado Parkway Tempe, Arizona	85281
(Address of Registrant’s Principal Executive Offices)	(Zip Code)

(480) 719-8809

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Carvana Receivables Depositor LLC (the “Depositor”) and Carvana, LLC (“Carvana”) entered into a purchase agreement (the “Receivables Purchase Agreement”), dated September 8, 2022 (the “Closing Date”), whereby Carvana transferred to the Depositor certain motor vehicle retail installment sales contracts relating to used automobiles, light-duty trucks, SUVs and vans (the “Receivables”) and related property. The Receivables and related property were subsequently transferred to Carvana Auto Receivables Trust 2022-P3 (the “Issuing Entity”) pursuant to a sale agreement (the “Receivables Transfer Agreement”), dated as of the Closing Date, between the Issuing Entity and the Depositor. The Receivables and related property were subsequently transferred to the Grantor Trust pursuant to a sale agreement (the “Receivables Contribution Agreement”), dated as of the Closing Date, between the Issuing Entity and the Grantor Trust. The Servicer agreed to manage, service and otherwise administer the Receivables pursuant to a servicing agreement (the “Servicing Agreement”), dated as of the Closing Date, among the Servicer, the Issuing Entity, the Grantor Trust, Computershare Trust Company, N.A., as indenture trustee (in such capacity, the “Indenture Trustee”), and Vervent Inc., as backup servicer (the “Backup Servicer”). The Backup Servicer agreed to perform certain backup servicing duties and assume the role of successor servicer if the Servicer is terminated under the Servicing Agreement, pursuant to a backup servicing agreement (the “Backup Servicing Agreement”), dated as of the Closing Date, among the Issuing Entity, the Grantor Trust, the Servicer and the Backup Servicer. Certain representations made by Carvana with respect to such Receivables may be reviewed, upon the satisfaction of certain conditions, pursuant to an asset representations review agreement (the “Asset Representations Review Agreement”), dated as of the Closing Date, among the Issuing Entity, Carvana Auto Receivables Grantor Trust 2022-P3 (the “Grantor Trust”), Carvana, in its capacity as administrator and sponsor, Bridgecrest Credit Company, LLC (the “Servicer”), and Clayton Fixed Income Services, LLC (the “Asset Representations Reviewer”), as asset representations reviewer.

The Issuing Entity, a Delaware statutory trust, was established pursuant to a trust agreement dated as of August 10, 2021, which was amended and restated by an Amended and Restated Trust Agreement dated as of the Closing Date (the “Amended and Restated Trust Agreement”), between the Depositor and BNY Mellon Trust of Delaware, as owner trustee (in such capacity, the “Owner Trustee”), and acknowledged and agreed to by Carvana, as administrator and sponsor, and by Computershare Trust Company, N.A., as certificate registrar and certificate paying agent. The Grantor Trust, a Delaware statutory trust, was established pursuant to a trust agreement dated as of August 10, 2021, which was amended and restated by an Amended and Restated Trust Agreement dated as of the Closing Date (the “Amended and Restated Grantor Trust Agreement”), between the Issuing Entity, as grantor, BNY Mellon Trust of Delaware, as grantor trust trustee, grantor trust certificate registrar, and grantor trust paying agent (in such capacities, the “Grantor Trust Trustee”), and acknowledged and agreed to by Carvana, as administrator and sponsor, and Computershare Trust Company, N.A., as indenture trustee.

The Issuing Entity entered into an indenture (the “Indenture”), dated as of the Closing Date, among the Issuing Entity, the Grantor Trust and the Indenture Trustee, pursuant to the Indenture, the Issuer caused the issuance of the following notes: the Class A-1 3.247% Asset Backed Notes, the Class A-2 4.42% Asset Backed Notes, the Class A-3 4.61% Asset Backed Notes, the Class A-4 4.85% Asset Backed Notes, the Class B 5.04% Asset Backed Notes, the Class C 5.54% Asset Backed Notes and the Class D 6.49% Asset Backed Notes (collectively, the “Publicly Registered Notes”) and the Class N 6.93% Asset Backed Notes (the “Class N Notes”) and the Class XS Asset Backed Notes (the “Class XS Notes”) which have not been registered under the Registration Statement. Five percent (5%) of the Publicly Registered Notes and the Class N Notes, and all of the Class XS Notes (collectively, the “Retained Notes,” and together with the Publicly Registered Notes and the Class N Notes, the “Notes”) and five percent (5%) of the Certificates of the Issuing Entity will be initially retained or held by Carvana or one or more of its majority-owned affiliates. Also pursuant to the Indenture, the Issuing Entity granted a security interest in the Receivables and other related property to the Indenture Trustee in order to secure the Notes. Carvana agreed to provide certain administrative services on behalf of the Issuing Entity and the Grantor Trust relating to the Notes under an administration agreement (the “Administration Agreement”), dated as of the Closing Date, among Carvana, the Issuing Entity, the Grantor Trust and the Indenture Trustee. The Issuing Entity entered into a collateral custodian agreement (the “Collateral Custodian Agreement”), dated as of the Closing Date, among the Issuing Entity, the Grantor Trust, Carvana, as administrator, the Servicer, and Computershare Trust Company, National Association, as collateral custodian (in such capacity, the “Collateral Custodian”) and as Indenture Trustee, pursuant to which the Collateral Custodian agreed to maintain possession of certain documents with respect to such Receivables. The Publicly Registered Notes were sold to Deutsche Bank Securities Inc., BNP Paribas Securities Corp., Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Santander Investment Securities Inc. and Robert W. Baird & Co. Incorporated pursuant to an Underwriting Agreement, dated as of August 30, 2022, by and among the Depositor, Carvana and Deutsche Bank Securities Inc., as an underwriter and as representative of the several underwriters identified therein. The Publicly Registered Notes have been registered pursuant to the Securities Act of 1933, as amended (the “Act”), under a Registration Statement on Form SF-3 (Commission File No. 333-263473).

Attached as Exhibit 4.1 is the Indenture, as Exhibit 10.1 is the Receivables Purchase Agreement, as Exhibit 10.2 is the Receivables Transfer Agreement, as Exhibit 10.3 is the Receivables Contribution Agreement, as Exhibit 10.4 is the Servicing Agreement, as Exhibit 10.5 is the Backup Servicing Agreement, as Exhibit 10.6 is the Asset Representations Review Agreement, as Exhibit 10.7 is the Amended and Restated Trust Agreement, as Exhibit 10.8 is the Amended and Restated Grantor Trust Agreement, as Exhibit 10.9 is the Administration Agreement and as Exhibit 10.10 is the Collateral Custodian Agreement.

Item 8.01 Other Events.

On the Closing Date, the Issuing Entity issued certificates that evidence beneficial interests in the Issuing Entity (the “Certificates”) with a nominal amount of $100,000 to the Depositor, and the Depositor sold the Certificates to Qualified Institutional Buyers (“QIBs”) pursuant to the requirements of Rule 144A (“Rule 144A”) promulgated under the Act, or non-U.S. Persons outside the United States of America pursuant to the requirements of Regulation S (“Regulation S”) promulgated under the Act who are also QIBs. Five percent (5%) (by nominal amount) of the Certificates were initially retained by Carvana or one or more of its majority-owned affiliates.

Also on the Closing Date, the Issuing Entity issued Class N Notes in the aggregate principal amount of $3,315,000 and Class XS Notes with an aggregate notional amount of $364,000,000 to the Depositor, and the Depositor sold the Class N Notes to QIBs pursuant to the requirements of Rule 144A or non-U.S. Persons outside the United States of America pursuant to the requirements of Regulation S promulgated under the Act who are also QIBs. Five percent (5%) (by principal amount) of the Class N Notes were initially retained by Carvana or one or more of its majority-owned affiliates.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

4.1	Indenture, dated as of the Closing Date, among the Issuing Entity, the Grantor Trust and the Indenture Trustee.

10.1	Receivables Purchase Agreement, dated as of the Closing Date, between the Depositor and Carvana.

10.2	Receivables Transfer Agreement, dated as of the Closing Date, between the Depositor and the Issuing Entity.

10.3	Receivables Contribution Agreement, dated as of the Closing Date, between the Issuing Entity and the Grantor Trust.

10.4	Servicing Agreement, dated as of the Closing Date, among the Issuing Entity, the Grantor Trust, the Servicer, the Indenture Trustee and the Backup Servicer.

10.5	Backup Servicing Agreement, dated as of the Closing Date, among the Issuing Entity, the Grantor Trust, the Servicer and the Backup Servicer.

10.6	Asset Representations Review Agreement, dated as of the Closing Date, among the Issuing Entity, the Grantor Trust, Carvana, the Servicer and Asset Representations Reviewer.

10.7	Amended and Restated Trust Agreement, dated as of the Closing Date, between the Depositor and the Owner Trustee, and acknowledged and agreed to by Carvana, as administrator and sponsor, and by Computershare Trust Company, N.A., as certificate registrar and certificate paying agent.

10.8	Amended and Restated Grantor Trust Agreement, dated as of the Closing Date, between the Issuing Entity, the Grantor Trust Trustee, and acknowledged and agreed to by Carvana, as administrator and sponsor, and Computershare Trust Company, N.A., as indenture trustee.

10.9	Administration Agreement, dated as of the Closing Date, among the Issuing Entity, the Grantor Trust, Carvana and the Indenture Trustee.

10.10	Collateral Custodian Agreement, dated as of the Closing Date, among the Issuing Entity, the Grantor Trust, Carvana, the Servicer, the Collateral Custodian and the Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 12, 2022	Carvana Receivables Depositor LLC

	By:	/s/ Mike McKeever
	Name:	Mike McKeever
	Title:	President

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